                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

        Date of Report (Date of earliest event reported) : April 15, 1999

                          MERRILL LYNCH DEPOSITOR, INC.
            (ON BEHALF OF PUBLIC STEERS (R) SERIES 1998 HLT-1 TRUST)
             (Exact name of registrant as specified in its charter)

                       DELAWARE           332-29015-03        513-3891329
                   (State or other        (Commission     (I. R. S. Employer
                   jurisdiction  of        File Number)   identification No.)
                    incorporation)

                WORLD FINANCIAL CENTER,                          10281
                  NEW YORK, NEW YORK                          (Zip Code)
                 (Address of principal
                  executive offices)
                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

         Not Applicable

ITEM 2.           ACQUISITION OF DISPOSITION OF ASSETS

         Not Applicable

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

         Not Applicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable
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ITEM 5.           OTHER EVENTS

         1. Distribution to holders of the STEERS (R) Trust, Series 1998 HLT-1 Class A Certificates on April 15, 1999.

ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS

                  Not Applicable

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired.

                  Not applicable

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

         1. Trustee's report in respect of the April 15, 1999 distribution to holders of the STEERS (R) Trust, Series 1998 HLT-1 Class A Certificates.

ITEM 8.           CHANGE IN FISCAL YEAR

                  Not Applicable.

ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

                  Not Applicable

                                   SIGNATURES

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                            MERRILL LYNCH DEPOSITOR, INC.

                  Date:    April 28, 1999   By:  /s/ Barry N. Finkelstein
                                            Name:    Barry N. Finkelstein
                                            Title:   President
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                                  EXHIBIT INDEX


         1. Trustee's report in respect of the April 15, 1999 distribution to holders of the STEERS (R) Trust , Series 1998 HLT-1 Class Certificates.